Exhibit 99.1

EXECUTION VERSION

FORM OF VOTING AGREEMENT

This VOTING AGREEMENT (“Agreement”) is entered into as of September 8, 2009, by and between SYNERON MEDICAL LTD., a company organized under the laws of the State of Israel (“Parent”), and the undersigned holder (“Stockholder”) of shares of common stock, par value $0.01 per share, of CANDELA CORPORATION, a Delaware corporation (the “Company”).

RECITALS

A.                                   Stockholder is a holder of record and/or the “beneficial owner” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of certain shares of common stock of the Company  (any such share, a “Share”).

B.                                     Parent, SYNERON ACQUISITION SUB, INC., a Delaware corporation and a direct or indirect wholly-owned subsidiary of Parent (“Merger Sub”), and the Company are entering into an Agreement and Plan of Merger of even date herewith (as amended from time to time, the “Merger Agreement”) which provides (subject to the conditions set forth therein) for Parent to acquire the Company by effecting a merger of Merger Sub with and into the Company (the “Merger”) in accordance with the Merger Agreement, pursuant to which, each issued and outstanding Share will be converted into the right to receive the Per Share Merger Consideration. Upon consummation of the Merger, Merger Sub will cease to exist, and the Company will become a direct or indirect wholly-owned subsidiary of Parent.

C.                                     Stockholder is entering into this Agreement in order to induce Parent to enter into the Merger Agreement.

AGREEMENT

The parties to this Agreement, intending to be legally bound, agree as follows:

SECTION 1.  CERTAIN DEFINITIONS

For purposes of this Agreement:

(a)                                   Stockholder shall be deemed to “Own” or to have acquired “Ownership” of a security if Stockholder: (i) is the record owner of such security; or (ii) is the “beneficial owner” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of such security.

(b)                                  “Proxy Expiration Date” shall mean the earlier of (i) the Effective Time, (ii) the termination of the Merger Agreement pursuant to its terms or (iii) the mutual written agreement of the parties to terminate this Agreement.  Upon termination or expiration of this Agreement, no party shall have any further obligations or liabilities under this Agreement; provided, however, such termination or expiration shall not relieve any party from liability for any fraud, knowing and intentional breach of this Agreement or acts of bad faith prior to termination hereof.

(c)                                  “Subject Securities” shall mean: (i) all securities of the Company (including all shares of Company Common Stock and all options, warrants and other rights to acquire shares of Company Common Stock) Owned by Stockholder as of the date of this Agreement, including all Company Common Stock and all options, warrants and other rights to acquire shares of Company Common Stock indicated under Stockholder’s name on Schedule 1 attached hereto, and (ii) all additional securities of the Company (including all additional shares of Company Common Stock and all additional options, warrants and other rights to acquire shares of Company Common Stock) of which Stockholder acquires Ownership during the period from the date of this Agreement through the Proxy Expiration Date.

(d)                                  A Person shall be deemed to have a effected a “Transfer” of a security if such Person directly or indirectly: (i) sells, pledges, encumbers, grants an option with respect to, transfers or disposes of such security or any interest in such security to any Person other than Parent; (ii) enters into an agreement or commitment contemplating the possible sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such security or any interest therein to any Person other than Parent; or (iii) reduces such Person’s beneficial ownership of, interest in or risk relating to such security.

(e)                                   Capitalized terms used but not otherwise defined in this Agreement have the meanings assigned to such terms in the Merger Agreement.

SECTION 2.  TRANSFER OF SUBJECT SECURITIES AND VOTING RIGHTS

2.1                                       Restriction on Transfer of Subject Securities.  Subject to Section 2.3, during the period from the date of this Agreement through the Proxy Expiration Date, Stockholder shall not, directly or indirectly, cause or permit any Transfer of any of the Subject Securities to be effected.

2.2                                       Restriction on Transfer of Voting Rights.  During the period from the date of this Agreement through the Proxy Expiration Date, Stockholder shall ensure that: (a) none of the Subject Securities is deposited into a voting trust; and (b) no proxy is granted, and no voting agreement or similar agreement is entered into, with respect to any of the Subject Securities, other than a proxy granted to Parent.

2.3                                       Permitted Transfers.  Section 2.1 shall not prohibit a transfer of Subject Securities by Stockholder to any member of Stockholder’s immediate family, to a trust for the benefit of Stockholder or any member of Stockholder’s immediate family, or other transfers for estate planning purposes; provided, however, that a transfer referred to in this sentence shall be permitted only if, as a precondition to such transfer, the transferee agrees in a writing, reasonably satisfactory in form and substance to Parent, to be bound by all of the terms of this Agreement.

SECTION 3.  VOTING OF SHARES

3.1                                       Voting Covenant.  Stockholder hereby agrees that, prior to the Proxy Expiration Date, at any meeting of the stockholders of the Company, however called, and in any written action by consent of stockholders of the Company, in each case with respect to the Merger, the Merger Agreement  or any Acquisition Proposal, unless otherwise directed in writing by Parent, Stockholder shall cause the Subject Securities to be voted (to the extent such Subject Securities are entitled to vote):

(a)                                        in favor of the Merger and the adoption and approval of the Merger Agreement and the terms thereof (as they may be amended from time to time), in favor of each of the other actions contemplated by the Merger Agreement and in favor of any action in furtherance of any of the foregoing;

(b)                                       against any action or agreement that would result in a breach of any representation, warranty, covenant or obligation of the Company in the Merger Agreement; and

(c)                                        against any Acquisition Proposal, or any agreement, transaction or other matter that is intended to, or would reasonably be expected to, impede, interfere with, delay, postpone, discourage or materially and adversely affect the consummation of the Merger and the Contemplated Transactions.

3.2                                       PROXY; FURTHER ASSURANCES.

(a)                                    Subject to the penultimate sentence of this Section 3.2(a), by execution of this Agreement, Stockholder does hereby appoint Parent with full power of substitution and resubstitution, as Stockholder’s true and lawful attorney and irrevocable proxy, to the fullest extent of Stockholder’s rights with respect to the Subject Securities, to vote, each of such Subject Securities solely with respect to the matters set forth in Section 3.1 hereof (the “Proxy”).  Stockholder intends the Proxy to be irrevocable and coupled with an interest hereunder until the Proxy Expiration Date and hereby revokes any proxy previously granted by Stockholder with respect to the Subject Securities.  Notwithstanding anything contained herein to the contrary, this irrevocable proxy shall automatically terminate upon the Proxy Expiration Date of this Agreement.  Stockholder hereby revokes any proxies previously granted, and represents that none of such previously-granted proxies are irrevocable.

(b)                                   Stockholder shall perform such further acts and execute such further proxies and other documents and instruments as may reasonably be required to vest in Parent the power to carry out and give effect to the provisions of this Agreement.

(c)                                    Stockholder shall not enter into any tender, voting or other such agreement, or grant a proxy or power of attorney, with respect to the Subject Securities that is inconsistent with this Agreement or otherwise take any other action with respect to the Subject Securities that would in any way restrict, limit or interfere with the performance of Stockholder’s obligations hereunder or the transactions contemplated hereby.

SECTION 4.  WAIVER OF APPRAISAL RIGHTS

Stockholder hereby waives, and agrees not to exercise or assert, any appraisal rights under Section 262 of the DGCL in connection with the Merger.

SECTION 5.  NO SOLICITATION

Stockholder agrees that, during the period from the date of this Agreement through the Proxy Expiration Date, Stockholder shall not, directly or indirectly, and Stockholder shall ensure that Stockholder’s Representatives do not, directly or indirectly: (a) solicit, initiate, knowingly, encourage, knowingly induce or knowingly facilitate the making, submission or announcement of any Acquisition Proposal or Acquisition Inquiry or take any action that would reasonably be expected to lead to an Acquisition Proposal or Acquisition Inquiry; (b) furnish any nonpublic information regarding the Company to any Person in connection with or in response to an Acquisition Proposal or Acquisition Inquiry; (c) engage in discussions or negotiations with any Person with respect to any Acquisition Proposal or Acquisition Inquiry; (d) approve, endorse or recommend any Acquisition Proposal or Acquisition Inquiry, except to notify such Person as to the existence of the provisions of Section 4.5 of the Merger Agreement; or (e) enter into any letter of intent or similar document or any Contract contemplating or otherwise relating to any Acquisition Transaction. Stockholder shall immediately cease and discontinue, and Stockholder shall ensure that Stockholder’s Representatives immediately cease and discontinue, any existing discussions with any Person that relate to any Acquisition Proposal. Notwithstanding the foregoing, if Stockholder is a director or officer of the Company, nothing in this Section 5 shall be interpreted to prohibit Stockholder from acting in accordance with instructions given by the Board of Directors of the Company so long as such actions comply with the Merger Agreement.

SECTION 6.  REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER

Stockholder hereby represents and warrants to Parent as follows:

6.1                                      Authorization, etc.  Stockholder has full power, authority and capacity to execute and deliver this Agreement and to perform Stockholder’s obligations hereunder and thereunder. This Agreement has been duly executed and delivered by Stockholder and constitute legal, valid and binding obligations of Stockholder, enforceable against Stockholder in accordance with their terms, subject to (a) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (b) rules of law governing specific performance, injunctive relief and other equitable remedies. If Stockholder is a corporation, then Stockholder is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was organized.

6.2                                        No Conflicts or Consents

(a)                                  To the knowledge of Stockholder, the execution and delivery of this Agreement by Stockholder do not, and the performance of this Agreement and the Proxy by Stockholder will not: (i) conflict with or violate any law, rule, regulation, order, decree or judgment applicable to Stockholder or by which Stockholder is or may be bound or affected; or (ii) result in or constitute (with or without notice or lapse of time) any breach of or default under, or give to any other Person (with or without notice or lapse of time) any right of termination, amendment, acceleration or cancellation of, or result (with or without notice or lapse of time) in the creation of any encumbrance or restriction on any of the Subject Securities pursuant to, any Contract to which Stockholder is a party or by which Stockholder or any of Stockholder’s affiliates is or may be bound or affected.

(b)                                 To the knowledge of Stockholder, the execution and delivery of this Agreement by Stockholder do not, and the performance of this Agreement by Stockholder will not, require any consent or approval of any Person, except where the failure to obtain such consents or approvals would not prevent or delay the performance by Stockholder of his or her obligations under this Agreement in any material respect.

6.3                                       Title to Securities.  Except as set forth on Schedule 1 hereof, as of the date of this Agreement: (a) Stockholder holds of record (free and clear of any encumbrances or restrictions) the number of outstanding shares of Company Common Stock set forth under the heading “Shares Held of Record” on Schedule 1 hereof; (b) Stockholder holds (free and clear of any encumbrances or restrictions, other than restriction under applicable securities laws) the options, warrants and other rights to acquire shares of Company Common Stock set forth under the heading “Options and Other Rights” on Schedule 1 hereof; (c) Stockholder Owns the additional securities of the Company set forth under the heading “Additional Securities Beneficially Owned” on Schedule 1 hereof; and (d) Stockholder does not directly or indirectly Own any shares of capital stock or other securities of the Company, or any option, warrant or other right to acquire (by purchase, conversion or otherwise) any shares of capital stock or other securities of the Company, other than the shares and options, warrants and other rights set forth on Schedule 1 hereof.

6.4                                       Accuracy of Representations.  The representations and warranties contained in this Agreement are accurate in all material respects as of the date of this Agreement.

SECTION 7.  ADDITIONAL COVENANTS OF STOCKHOLDER

7.1                                       Further Assurances.  From time to time and without additional consideration, Stockholder shall execute and deliver, or cause to be executed and delivered, such additional transfers, assignments, endorsements, proxies, consents and other instruments, and shall take such further actions, as Parent may reasonably request for the purpose of carrying out the transactions contemplated by this Agreement.

SECTION 8.  LOCK UP

Stockholder hereby agrees that Stockholder will not (and will cause any spouse or immediate family member of the spouse or of Stockholder living in Stockholder’s house not to) directly or indirectly sell, offer, contract or grant any option to sell (including without limitation any short sale), pledge, swap, hedge, transfer, establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended, or otherwise dispose of any shares of Parent, options to acquire Parent shares, or securities exchangeable or exercisable for or convertible into Parent shares that are currently or hereafter Owned by Stockholder (or such spouse or family member) for a period of 180 days following the Closing (the “Lock-up Period”).  Notwithstanding anything herein to the contrary, if Stockholder is a Continuing Employee and his or her employment terminates other than (a) for Cause or (b) by voluntary resignation, then the provisions of this Section 8 shall automatically terminate immediately and be of no further force or effect.  If Stockholder is a Continuing Employee and his or her employment terminates by voluntary resignation, then Parent or the Surviving Corporation shall use commercially reasonable efforts to extend the exercise period of all of such Stockholder’s New Awards to a date that is no earlier than 60 days after the termination of the Lock-up Period.  [If following the Closing, Stockholder holds any New Awards, then Parent or the Surviving Corporation shall use commercially reasonable efforts to extend the exercise period of all Stockholder’s New Awards to a date that is no earlier than 60 days after the termination of the Lock-up Period.](1)

For purposes hereof, “Cause” shall mean, unless otherwise provided in an employment agreement between Parent or the Surviving Corporation and Stockholder, a determination by Parent or the Surviving Corporation that Stockholder shall be dismissed as a result of (i) any material breach by Stockholder of any agreement between Stockholder and Parent or the Surviving Corporation; (ii) the conviction of, indictment for or plea of nolo contendere by Stockholder to a felony or a crime involving moral turpitude; or (iii) any material misconduct or willful and deliberate non-performance (other than by reason of disability) by Stockholder of Stockholder’s duties to Parent or the Surviving Corporation.

SECTION 9.  MISCELLANEOUS

9.1                                 Survival of Representations, Warranties and Agreements.  All representations, warranties, covenants and agreements made by Stockholder in this Agreement shall survive the Proxy Expiration Date, provided that Sections 2, 3, 5 and 7 of this Agreement shall not survive the Proxy Expiration Date.

Notices.  Any notice or other communication required or permitted to be delivered to either party under this Agreement shall be in writing and shall be deemed properly delivered, given and received when delivered by hand, by courier or express delivery service or by facsimile (providing confirmation of transmission) to Parent in accordance with Section 9.9 of the Merger Agreement and to Stockholder at its address set forth on Schedule 1 hereof (or at such other address for a party as shall be specified by like notice).

9.2                                 Severability.  Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term.

(1) This sentence is included in the Voting Agreements executed by directors of the Company.

9.3                                 Entire Agreement.  This Agreement and any other documents delivered by the parties in connection herewith constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings between the parties with respect thereto. No addition to or modification of any provision of this Agreement shall be binding upon either party unless made in writing and signed by both parties.

9.4                                 Assignment; Binding Effect.  Except as provided herein, neither this Agreement nor any of the interests or obligations hereunder may be assigned or delegated by Stockholder, and any attempted or purported assignment or delegation of any of such interests or obligations shall be void. Subject to the preceding sentence, this Agreement shall be binding upon Stockholder and Stockholder’s heirs, estate, executors and personal representatives and Stockholder’s successors and assigns, and shall inure to the benefit of Parent and its successors and assigns. Without limiting any of the restrictions set forth in Section 2 or Section 7.1 or elsewhere in this Agreement, this Agreement shall be binding upon any Person to whom any Subject Securities are transferred. Nothing in this Agreement is intended to confer on any Person (other than Parent and its successors and assigns) any rights or remedies of any nature.

9.5                                 Independence of Obligations.  The covenants and obligations of Stockholder set forth in this Agreement shall be construed as independent of any other agreement or arrangement between Stockholder, on the one hand, and the Company or Parent, on the other. The existence of any claim or cause of action by Stockholder against the Company or Parent shall not constitute a defense to the enforcement of any of such covenants or obligations against Stockholder.

9.6                                 Specific Performance.  The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached. Stockholder agrees that, in the event of any breach by Stockholder of any covenant or obligation contained in this Agreement, Parent shall be entitled (in addition to any other remedy that may be available to it, including monetary damages) to seek and obtain (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation, and (b) an injunction restraining such breach.

9.7                                 Non-Exclusivity.  The rights and remedies of Parent under this Agreement are not exclusive of or limited by any other rights or remedies which it may have, whether at law, in equity, by contract or otherwise, all of which shall be cumulative (and not alternative). Without limiting the generality of the foregoing, the rights and remedies of Parent under this Agreement, and the obligations and liabilities of Stockholder under this Agreement, are in addition to their respective rights, remedies, obligations and liabilities under common law requirements and under all applicable statutes, rules and regulations.

9.8                             Governing Law; Jurisdiction; Waiver of Jury Trial

(a)                                   This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof. In any action between the parties arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement each of the parties irrevocably and unconditionally consents and submits to the jurisdiction and venue of the state and federal courts located in the State of Delaware.

(b)                                  STOCKHOLDER IRREVOCABLY WAIVES THE RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LEGAL PROCEEDING RELATING TO THIS AGREEMENT OR THE ENFORCEMENT OF ANY PROVISION OF THIS AGREEMENT.

9.9                                 Counterparts.  This Agreement may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

9.10                          Captions.  The captions contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

9.11                          Waiver.  No failure on the part of Parent to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of Parent in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. Parent shall not be deemed to have waived any claim available to Parent arising out of this Agreement, or any power, right, privilege or remedy of Parent under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of Parent; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

9.12                    Construction.

(a)                                    For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

(b)                                   The parties agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

(c)                                    As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

(d)                                   Except as otherwise indicated, all references in this Agreement to “Sections” and “Exhibits” are intended to refer to Sections of this Agreement and Exhibits to this Agreement.

9.13                          No Limitation on Actions of Stockholder as Director or Officer.  Notwithstanding anything herein to the contrary, the covenants and agreements set forth herein shall not prevent Stockholder, if Stockholder is serving on the Company Board, from exercising his or her duties and obligations as a director of the Company or otherwise taking any action, subject to the applicable provisions of the Merger Agreement, while acting in such capacity as a director of the Company, and no such action taken (or omitted to be taken) by Stockholder or any affiliate of Stockholder shall be deemed to constitute a breach or default under any provision of this Agreement.  Stockholder is entering into this Agreement solely in his or her capacity as the record holder and/or beneficial owner of Stockholder’s Subject Securities, and nothing herein shall limit or affect any actions taken (or omissions to take any action) by Stockholder in his or her capacity as a director or officer of the Company.

9.14                          No Agreement Until Executed.  Irrespective of negotiations among the parties or the exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a contract, agreement, arrangement or understanding between the parties hereto unless and until (a) the Company Board has approved, for purposes of any applicable anti-takeover laws and regulations, and any applicable provision of the Company’s Articles of Incorporation, the transactions contemplated by the Merger Agreement, (b) the Merger Agreement is executed by all parties thereto, and (c) this Agreement is executed by all parties hereto.

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IN WITNESS WHEREOF, Parent and Stockholder have caused this Agreement to be executed as of the date first written above.

SYNERON MEDICAL LTD.

By:

Name:

Title:

STOCKHOLDER

Signature:

Printed Name:

[Signature Page to Voting Agreement]

SCHEDULE 1

Stockholder Name:

Notice Address:

Facsimile:

Additional Securities
Shares Held of Record	Options and Other Rights	Beneficially Owned

Restrictions:

1

SCHEDULE OF SIGNATORIES

Syneron Medical Ltd.

Each of:

Gerard E. Puorro

Kenneth D. Roberts

George A. Abe

Ben Bailey III

Nancy E. Nager

Douglas W. Scott

Paul R. Lucchese

Dennis S. Herman

Dr. James C. Hsia

Robert E. Quinn

Jay D. Caplan

2